                               AMENDMENT AGREEMENT

                  AMENDMENT AGREEMENT, dated as of April 16, 1999 (the "Amendment Agreement"), among the financial institutions named in the Credit Agreement (as defined below) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America NT&SA (formerly BankAmerica Business Credit, Inc. ("BABC")) as administrative agent for the Lenders (in its capacity as administrative agent, together with any successor in such capacity, the "Administrative Agent"), Ames FS, Inc. ("AFS"), Ames Merchandising Corporation ("AMC"), and Hills Department Store Company ("HDSC", and together with AFS and AMC, each a "Borrower" and collectively, the "Borrowers"), and the other Credit Parties named in and signatory to the Second Amended and Restated Credit Agreement, dated as of December 31, 1998, (as previously amended and as further amended, restated, modified and supplemented from time to time, the "Credit Agreement") among the Lenders, the Administrative Agent, the Borrowers, and the other Credit Parties named therein and signatories thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that they would like to effect a corporate reorganization pursuant to which the following will occur sequentially: (1) each of Hills Distributing Company, Canton Advertising, Inc., Corporate Vision, Inc., and HDS Transport, Inc. will be merged with and into HDSC and, as a result of such merger, the separate corporate existence of each of Hills Distributing Company, Canton Advertising, Inc., Corporate Vision, Inc., and HDS Transport, Inc. will cease, and HDSC shall assume all of the Obligations of each of Hills Distributing Company, Canton Advertising, Inc., Corporate Vision, Inc., and HDS Transport, Inc.; (2) HDSC will be merged with and into Hills Stores Company ("Hills"), and as a result of such merger, the separate corporate existence of HDSC will cease, and Hills shall assume all of the Obligations of HDSC; and (3) Hills will be merged with and into Ames Department Stores, Inc. ("Parent"), and as a result of such merger, the separate corporate existence of Hills will cease, and Parent shall assume all of the Obligations of Hills in addition to being a "Credit Party" and "Guarantor" under the Credit Agreement and a "Grantor" and "Pledgor", as such terms are defined in the Security Documents;

                  WHEREAS, the Parent shall reaffirm the prior granting to the Administrative Agent of a security interest in all of its assets and in those assets it acquires as a result of the merger, and will execute and deliver such other documents and instruments necessary to carry out the terms of the Credit Agreement and the Security Documents;

                  WHEREAS, after consummation of the mergers, the Parent will contribute all of the inventory and certain of the other assets of the former Hills Credit Parties to AMC, with all other assets of the former Hills Credit Parties to be distributed to other Credit Parties thereafter (all as set forth on Schedule I attached hereto), and the Credit Parties shall each reaffirm the prior granting to the Administrative Agent of a security interest in all of its assets, including (without limitation) those assets contributed, or to be contributed, to it by the Parent;

                  WHEREAS, the Parent has informed the Administrative Agent and the Lenders that it proposes to issue up to $275,000,000 in unsecured senior debt under an Indenture among the Parent, the Credit Parties, and The Chase Manhattan Bank as trustee (such Indenture as attached hereto as Annex A, the "Ames Indenture") to be pari passu in right of payment with the Obligations and debt under the Indenture (as defined in the Credit Agreement) and to be guaranteed by the Credit Parties;

                  WHEREAS, Section 9.2 of the Credit Agreement requires the Parent to, and to cause its Subsidiaries to, maintain their corporate existence (except for mergers permitted under Section 9.9);

                  WHEREAS, Section 9.9 of the Credit Agreement prohibits the Parent or any of its Subsidiaries from, among other things, entering into any transaction of merger, reorganization, or consolidation, or transferring, selling, assigning, leasing, or otherwise disposing of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except under certain circumstances enumerated in such section;

                  WHEREAS, Sections 9.12 and 9.13 of the Credit Agreement prohibits the incurrence or guarantee of the Debt proposed by the Ames Indenture;

                  WHEREAS, Section 9.30 of the Credit Agreement prohibits the Parent and any Credit Party from entering into, or being subject to, any agreement prohibiting or restricting (1) incurrence, creation or assumption of any Debt, (2) incurrence or creation of any Lien, and (3) sale, disposition or pledge of any asset, all of the foregoing being negative covenants contained in the Ames Indenture; and

                  WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Security Documents to permit the mergers, the assumption of the Obligations, the contribution of assets to AMC, the issuance, guarantee and exchange of the notes under the Ames Indenture, and the change to the definition of Fiscal Year.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree hereby as follows:

         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 Each reference in the Credit Agreement to the Borrowers shall mean each of AFS and AMC, jointly and severally (unless otherwise specifically required by the context of such usage). The Parent shall remain a "Guarantor" and a "Credit Party", as such terms are defined in the Credit Agreement. Each reference to a Hills Credit Party in the Credit Agreement and the Security Documents shall be deemed a reference to AMC (unless otherwise required by the context).

                  1.2 The definition of "Change in Control" on Section 1.1 is hereby amended by adding immediately prior to the period at the end thereof the following:

                      or (vi) there occurs any "Change of Control" as defined
                  in the Ames Indenture

                  1.3 The definition of "Fiscal Year" in Section 1.1 is hereby amended by deleting the word "last" where it appears therein and adding the words "closest to the thirty-first" immediately following the word "Saturday" where it appears therein.

                  1.4 Section 1.1 is hereby amended by adding the following definitions in the proper alphabetical order therein:

                           "Amendment Agreement" means that certain Amendment
                  Agreement dated as of April 16, 1999 among the Borrowers, the Lenders, the Administrative Agent and the other Credit Parties.

                           "Ames Indenture" means that certain Indenture, dated
                  as of April 27, 1999, among the Parent, the Credit Parties, and The Chase Manhattan Bank as trustee, in the form attached as Annex A to the Amendment Agreement.

                           "Subsidiaries Merger Documents" means any and all
                  merger agreements, Certificates of Ownership and Merger, Certificates of Merger, Articles of Merger, and all agreements, documents and instruments pursuant to or in connection with the mergers of the Hills Credit Parties executed and delivered between March 30, 1999 and May 15, 1999.

                           "Subsidiaries Merger Transaction" means the mergers
                  of the Hills Credit Parties with and into the Parent with the Parent being the surviving corporation, all pursuant to the Subsidiaries Merger Documents.

                  1.5 Section 9.6 is hereby amended by replacing "Leases" with the word "leases" in the seventh line thereof.

                  1.6 Section 9.9 is hereby amended by adding at the beginning of clause (e) therein the words "the mergers in connection with the Subsidiaries Merger Transaction and," immediately prior to the words "subject to compliance".

                  1.7 Section 9.12 is hereby amended by (1) replacing the word "and" in the third line thereof with a comma, and (2) adding the phrase "and,
(iii) Guaranties by any Credit Party of the Debt under the Ames Indenture" immediately prior to the period at the end thereof.

                  1.8 Section 9.13 is hereby amended by (1) adding ", landlords" to clause (b) immediately after the word "suppliers" therein; and (2) replacing clause (i) therein with the following new clause (i):

                           (i) Debt under the Ames Indenture in a principal
                  amount not to exceed $275,000,000, but not any increase in or refinancings, extensions, renewals, exchanges or replacements of such Debt, other than the exchange of Exchange Notes for Initial Notes and Additional Notes (all as defined in the Ames Indenture) in the limited circumstances and pursuant to the terms and conditions set forth in the Ames Indenture;

                  1.9 Section 9.14 is hereby amended by: (1) adding an "and" immediately before "(y)" therein and adding a closing parenthesis immediately after the first reference to "Section 9.13 therein; (2) replacing "(g)," with "or" in the tenth line thereof; (3) deleting "or (i)" in the tenth line thereof;
(4) replacing the closing parenthesis and the word "and" in the eleventh line with a comma; and (5) adding immediately prior to the ending period thereof the following:

                  , and (iv) regularly scheduled payments of interest under the Debt permitted by Section 9.13(i), in each case to the extent due and payable and permitted to be paid by the terms thereof

                  1.10 Section 9.30 is hereby amended by adding the words "(x) to the extent set forth in the Ames Indenture, and (y)" immediately after the word "except" where it appears in both clauses (i) and (ii) therein.

                  1.11 Clause (e) of Section 11.1 of the Credit Agreement is hereby amended by deleting the word "or" appearing at the very end thereof.

                  1.12 Clause (o) of Section 11.1 of the Credit Agreement is hereby amended by replacing the semi-colon that appears at the end thereof with a period.

                  1.13 Exhibit A to the Credit Agreement is hereby amended by deleting such exhibit in its entirety and by substituting, in lieu thereof the Exhibit A attached hereto as Annex B.

                  1.14 The schedules to the Credit Agreement are hereby amended to include the information on the schedules attached hereto as Annex C.

         SECTION 2. AMENDMENTS TO THE AMENDED AND RESTATED PATENT AND TRADEMARK AGREEMENT

                  2.1 Schedules A, B and C to the Amended and Restated Patent and Trademark Agreement are hereby amended by deleting such schedules in their entirety and by substituting, in lieu thereof, Schedules A, B and C attached hereto as Annex D.

         SECTION 3.  AMENDMENTS TO THE AMENDED AND RESTATED STOCK PLEDGE
                     AGREEMENT

                  3.1 Schedules I and II to the Amended and Restated Stock Pledge Agreement are hereby amended by deleting such schedules in their entirety and by substituting, in lieu thereof, Schedules I and II attached hereto as Annex E.

         SECTION 4.  CONDITIONS PRECEDENT TO EFFECTIVE DATE

                  This Amendment Agreement shall be deemed effective as of the date hereof on such date (the "Effective Date") that the following conditions have been satisfied in full or waived by the Administrative Agent in writing:

                  4.1 This Amendment Agreement shall have been executed by the Credit Parties, the Administrative Agent and the Majority Lenders, and the Credit Parties shall have performed and shall be in compliance with all covenants, agreements and conditions contained herein, in the Credit Agreement and in the other Loan Documents each as amended hereby.

                  4.2      The Administrative Agent shall have received:

                           4.2.1 Executed copies of proper financing statements, ready to be filed by the Administrative Agent on or before the Effective Date under the UCC of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Administrative Agent's Lien on the Collateral;

                           4.2.2 Stock certificates, together with stock powers executed in blank, and instruments, duly endorsed to the Administrative Agent, pledged and not previously delivered under the relevant Security Documents or reissued as a result of the Subsidiaries Merger Transaction (as defined in Section 1.4 hereinabove);

                           4.2.3 Such opinions of counsel for the Parent and its Subsidiaries as the Administrative Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Administrative Agent, the Lenders, and their respective counsel;

                           4.2.4 (x) a certificate of the Secretary or Assistant Secretary of each Credit Party dated within three Business Days prior to the date hereof and certifying that (A) the copy of its By-laws attached to the certificate of its Secretary or Assistant Secretary delivered on the Closing Date is a true and complete copy of its By-laws as in effect on the date of the certificate delivered pursuant to this subsection and such By-laws have not been amended since the Closing Date, (B) attached thereto is a true and complete copy of the resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Amendment Agreement, the Ames Indenture and the Subsidiaries Merger Transaction (as defined in Section 1.4 hereinabove), if applicable, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) its certificate or articles of incorporation has not been amended since the date of the last amendment thereto shown on the certificate of good standing from the Secretary of State of the state of its incorporation delivered on the Closing Date, and (D) the officers executing this Amendment Agreement or any other document to which it is a party delivered in connection herewith or therewith are the incumbent officers and their signatures are as set forth thereto; and (y) a certificate of another officer thereof attesting to the incumbency and signature of its Secretary or Assistant Secretary, as the case may be;

                           4.2.5 Such other approvals, opinions or documents as the Administrative Agent may reasonably request.

                  4.3 To the extent invoiced, the Borrowers shall have paid all fees and expenses of the Administrative Agent and the Attorney Costs incurred in connection with this Amendment Agreement and the transactions contemplated hereby.

                  4.4 All proceedings taken in connection with the execution of this Amendment Agreement, the Subsidiaries Merger Documents (as defined in
Section 1.4 hereinabove) and all documents and papers relating hereto and thereto shall be satisfactory in form, scope, and substance to the Administrative Agent and the Majority Lenders.

                  4.5 All representations and warranties contained in this Amendment Agreement or otherwise made in writing to the Administrative Agent or the Lenders in connection herewith shall be true and correct in all material respects.

                  4.6 No unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement.

         The execution and delivery to the Administrative Agent by the Borrowers of a counterpart of this Amendment Agreement shall be deemed to be a representation and warranty made by the Credit Parties to the effect that the conditions precedent to the Effective Date set forth in 4.5 and 4.6 above have been satisfied, with the same effect as delivery to the Administrative Agent and the Lenders of a certificate signed by a Responsible Officer of the Parent or the Borrowers, dated the Effective Date, to such effect.

         SECTION 5.  ADDITIONAL COVENANTS

                  5.1 Within five Business Days of the consummation of the Subsidiaries Merger Transaction (as defined in Section 1.4 hereinabove), the Credit Parties shall deliver to the Administrative Agent executed copies of the Subsidiaries Merger Documents (as defined in Section 1.4 hereinabove) and evidence of the consummation of the Subsidiaries Merger Transaction.

                  5.2 Within two Business Days after execution of the Ames Indenture, the Credit Parties shall deliver to the Administrative Agent executed copies of the Ames Indenture.

                  5.3 Within two Business Days after the note issuance under the Ames Indenture, the Credit Parties shall deliver to the Administrative Agent copies of opinions of counsel for the Parent and its Subsidiaries delivered in connection with the issuance of the notes (such opinions to be in a form, scope, and substance satisfactory to the Administrative Agent and its counsel), accompanied by a letter of reliance thereon addressed to the Administrative Agent and the Lenders, and copies of certificates, government filings and consents required in connection therewith.

         SECTION 6.  MISCELLANEOUS

                  6.1 Each Credit Party reaffirms and restates the representations and warranties set forth in Articles 6 and 8 of the Credit Agreement, as amended by this Amendment Agreement, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Credit Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

                  (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment Agreement and the transactions contemplated hereby;

                  (b) No consent of any other person (including, without limitation, shareholders or creditors of any Credit Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment Agreement and the other instruments and documents contemplated hereby, other than the filings contemplated by Section 4.2.1 hereof and the consents hereunder and filings in connection with the Subsidiaries Merger Transaction;

                  (c) This Amendment Agreement and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  (d) The execution, delivery and performance of this Amendment Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

                  6.2 Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and each Credit Party hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Each Credit Party reaffirms its prior grant under the Credit Agreement of a continuing first priority security interest in, lien on, and right of set-off against, all of the Collateral of such Credit Party, whether now owned or existing or hereafter acquired or arising, regardless of where located, and each of them shall enter into any confirmatory documentation requested by the Administrative Agent.

                  6.3 All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean such agreement as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

                  6.4 This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  6.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

                  6.6 This Amendment Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6.7 The parties hereto shall, at any time and from time to time following the execution of this Amendment Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, each Borrower, the Majority Lenders, the Administrative Agent, each Co-Agent and the other Credit Parties have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 BANK OF AMERICA NT&SA
                                 (formerly BANKAMERICA BUSINESS CREDIT, INC.),

                                 as the Administrative Agent

                                 By:       /s/ William J. Wilson
                                    --------------------------------------
                                    Name:  William J. Wilson
                                    Title: Senior Account Executive

                                 Address: 40 East 52nd Street
                                          New York, New York 10022
                                 Attn:    Division Manager
                                 Telecopy No.: (212) 836-5167

                                 AMES MERCHANDISING CORPORATION, as a
                                 Borrower and Guarantor

                                 By:       /s/ Rolando de Aguiar
                                    --------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 AMES FS, INC., as a Borrower and Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    --------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 HILLS DEPARTMENT STORE COMPANY, as a
                                 Borrower and Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 AMES DEPARTMENT STORES, INC., as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Executive Vice President and CFO

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 HILLS STORES COMPANY, as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 AMD, INC., as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 AMES REALTY II, INC., as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 AMES TRANSPORTATION SYSTEMS, INC.,
                                 as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 CANTON ADVERTISING, INC.,
                                 as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 HDS TRANSPORT, INC.,
                                 as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 CORPORATE VISION INC.,
                                 as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

                                 HILLS DISTRIBUTING COMPANY,
                                 as a Guarantor

                                 By:      /s/ Rolando de Aguiar
                                    ---------------------------------------
                                    Name:  Rolando de Aguiar
                                    Title: Vice President

                                 Address: 2418 Main Street
                                          Rocky Hill, Connecticut  06067
                                 Attn:    Rolando de Aguiar
                                 Telecopy No.: (860) 563-8560

Commitment:  $50,000,000            BANK OF AMERICA NT&SA
                                 (formerly BANKAMERICA BUSINESS CREDIT, INC.), as a Lender

                                 By:      /s/ William J. Wilson
                                    ---------------------------------------
                                    Name:   William J. Wilson
                                    Title:  Senior Account Executive

                                 Address: 40 East 52nd Street
                                          New York, New York 10022
                                 Attn:    Division Manager
                                 Telecopy No.: (212) 836-5167

Commitment:  $50,000,000            CONGRESS FINANCIAL CORPORATION,
                                 as a Lender

                                 By:      /s/ Cindy B. Denbaum
                                    ---------------------------------------
                                    Name:  Cindy B. Denbaum
                                    Title: Vice President

                                 Address: 1133 Avenue of the Americas
                                          New York, New York  10036
                                 Attn:    Ms. Cindy Dennbaum
                                 Telecopy No.: (212) 545-4283

Commitment:  $50,000,000            GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as a Lender


                                 By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 Address: 201 High Ridge Road
                                          Stamford, Connecticut 06927
                                 Attn:    Vice President - Portfolio
                                 Telecopy No.: (203) 316-7893

Commitment:  $50,000,000            TRANSAMERICA BUSINESS CREDIT CORPORATION,
                                 as a Lender


                                 By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 Address: 555 Theodore Fremd Avenue
                                          Suite 301
                                          Rye, New York 10580
                                 Attn:    Mr. Jon Oldham
                                 Telecopy No.: (914) 921-0110

Commitment:  $30,000,000            THE CHASE MANHATTAN BANK,
                                 as a Lender

                                 By:      /s/ James M. Dailey
                                    ---------------------------------------
                                    Name:  James M. Dailey
                                    Title: Vice President

                                 Address: One Chase Square
                                          CS - 5
                                          Rochester, New York 14643
                                 Attn:    James M. Dailey
                                 Telecopy No.: (716) 258-7440

Commitment:  $25,000,000            FLEET BUSINESS CREDIT CORPORATION
                                 as a Lender

                                 By:      /s/ John P. Masotti
                                    ---------------------------------------
                                    Name:  John P. Masotti
                                    Title: Vice President

                                 Address: 200 Glastonbury Blvd.
                                          Glastonbury, CT 06033
                                 Attn:    Mr. John P. Masotti
                                 Telecopy No.: (860) 657-7759

Commitment:  $25,000,000            LASALLE BUSINESS CREDIT, INC.,
                                 as a Lender

                                 By:      /s/ Lawrence P. Garni
                                    ---------------------------------------
                                    Name:  Lawrence P. Garni
                                    Title: First Vice President

                                 Address: 477 Madison Avenue
                                          12th Floor
                                          New York, New York  10022
                                 Attn:    Mr. Corey Sclar
                                 Telecopy No.: (212) 371-2966

Commitment:  $25,000,000            FLEET NATIONAL BANK, as a Lender


                                 By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 Address: 777 Main Street
                                          MSN 240
                                          Hartford, Connecticut 06115
                                 Attn:    Linda Smyth
                                 Telecopy No.: (860) 986-6919

Commitment:  $25,000,000            NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                    as a Lender

                                 By:      /s/ Matthew D. Sheets
                                    ---------------------------------------
                                    Name:  Matthew D. Sheets
                                    Title: Account Executive

                                 Address: 1965 East 6th Street, Suite 400
                                          Cleveland, Ohio 44114
                                 Attn:    Ms. Carla Kehres
                                 Telecopy No.: (216) 575-9486

Commitment:  $25,000,000            PNC BANK, NATIONAL ASSOCIATION,
                                 as a Lender

                                 By:      /s/ Janeann Fehrle
                                    ---------------------------------------
                                    Name:  Janeann Fehrle
                                    Title: Vice President

                                 Address: 1600 Market Street
                                          31st Floor F2-F070-31-2
                                          Philadelphia, Pennsylvania 19103
                                 Attn:    Ms. Janeann Fehrle
                                 Telecopy No.: (215) 585-4749

Commitment:  $20,000,000            CITIZENS BUSINESS CREDIT COMPANY,
                                 as a Lender

                                 By:      /s/ William H. Creaser
                                    ---------------------------------------
                                    Name:  William H. Creaser
                                    Title: Vice President

                                 Address: 237 Main Street
                                          Middletown, Connecticut
                                 Attn:    Mr. William Creaser
                                 Telecopy No.: (860) 638-4444

Commitment:  $30,000,000            FOOTHILL CAPITAL CORPORATION, as a Lender

                                 By:      /s/ Todd R. Nakamoto
                                    ---------------------------------------
                                    Name:  Todd R. Nakamoto
                                    Title: Vice President

                                 Address: 11111 Santa Monica Blvd.
                                          Los Angeles, California 90025
                                 Attn:    Mr. Todd Nakamoto
                                 Telecopy No.: (310) 479-8952

Commitment:  $20,000,000            AMSOUTH BANK, as a Lender

                                 By:      /s/ Kevin R. Rogers
                                    ---------------------------------------
                                    Name:  Kevin R. Rogers
                                    Title: Attorney In Fact

                                 Address: c/o AmSouth Capital Corp.
                                          350 Park Avenue
                                          19th Floor
                                          New York, New York 10022
                                 Attn:    Mr. Joseph B. Huston
                                 Telecopy No.: (212) 935-7548

Commitment:  $15,000,000            IBJ WHITEHALL BUSINESS CREDIT CORPORATION,
                                 as a Lender

                                 By:      /s/ James M. Steffy
                                    ---------------------------------------
                                    Name: James M. Steffy
                                    Title: Vice President

                                 Address: One State Street
                                          New York, New York 10004
                                 Attn:    Mr. James Steffy
                                 Telecopy No.: (212) 858-2151

Commitment:  $50,000,000            BANKBOSTON RETAIL FINANCE INC.,
                                 as a Lender

                                 By:      /s/ Betsy Ratto
                                    ---------------------------------------
                                    Name:  Betsy Ratto
                                    Title: Managing Director

                                 Address: 40 Broad Street
                                          11th Floor
                                          Boston, Massachusetts 02109
                                 Attn:    Ms. Betsy Ratto
                                 Telecopy No.: (617) 434-4339

Commitment:  $50,000,000            CIT GROUP/BUSINESS CREDIT, INC., as a Lender

                                 By:      /s/ Kevin O'Hara
                                    ---------------------------------------
                                    Name:  Kevin O'Hara
                                    Title: Assistant Vice President

                                 Address: 1211 Avenue of the Americas
                                          New York, New York 10036
                                 Attn:    Mr. Kevin O'Hara
                                 Telecopy No.: (212) 536-1295

Commitment:  $25,000,000            TEXTRON FINANCIAL CORPORATION, as a Lender


                                 By:      /s/ John M. Parnett
                                    ---------------------------------------
                                    Name:  John M. Parnett
                                    Title: Vice President

                                 Address: 4550 North Point
                                          Suite 400
                                          Alpharetta, Georgia 30022
                                 Attn:    Ms. Christine MacKay
                                 Telecopy No.: (770) 360-1672

Commitment:  $50,000,000            HELLER FINANCIAL, INC., as a Lender

                                 By:      /s/ John Buff
                                    ---------------------------------------
                                    Name:  John Buff
                                    Title: Senior Vice President

                                 Address: 150 East 42nd Street
                                          7th Floor
                                          New York, New York 10017
                                 Attn:    Mr. Thomas Bukowski
                                 Telecopy No.: (212) 880-2960

Commitment:  $10,000,000            FREMONT FINANCIAL CORPORATION, as a Lender

                                 By:      /s/ Ruth Yang
                                    ---------------------------------------
                                    Name:  Ruth Yang
                                    Title: Portfolio Administrator / Credit
                                           Analyst

                                 Address: 2020 Santa Monica Boulevard
                                          Suite 500
                                          Santa Monica, California 90404
                                 Attn:    Mr. John Neher
                                 Telecopy No.: (310) 264-7401

Commitment:  $25,000,000            BNY FINANCIAL CORPORATION, as a Lender

                                 By:      /s/ Robert E. Nuytkens
                                    ---------------------------------------
                                    Name:  Robert E. Nuytkens
                                    Title: Vice President

                                 Address: 1290 Avenue of the Americas
                                          3rd Floor
                                          New York, New York 10004
                                 Attn:    Mr. Frank Imperato
                                 Telecopy No.: (212) 408-4317